MORGAN STANLEY CAPITAL I INC. ABS-15G

Exhibit 99.2

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by Morgan Stanley Mortgage Capital Holdings LLC and/or its affiliates through a bulk purchase. The review included a total of 131 residential mortgage loans, in connection with the securitization identified as MSRM 2026-RPL1 (the “Securitization”). The Review was conducted in February 2026 on mortgage loans originated between January 1999 through September 2012.

Scope of Review

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cashout refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds of business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred thirty-one (131) mortgage loans reviewed, one hundred thirty-one (131) unique mortgage loans (100.00% by loan count) had a total of three hundred and sixteen (316) discrepancies across nine (9) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Loan Amount	131	41.46%
Interest Rate	117	37.03%
Primary Appraised Property Value	29	9.18%
Loan Purpose	14	4.43%
First Payment Date	9	2.85%
Property Type	9	2.85%
Occupancy	5	1.58%
Property Zip Code	1	0.32%
Margin	1	0.32%
Grand Total	316	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	60	$12,588,424.16	45.80%
Event Grade B	25	$6,292,638.40	19.08%
Event Grade C	0	$0.00	0%
Event Grade D	46	$11,530,506.65	35.11%
Total Sample	131	$30,411,569.21	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	60	45.80%
Event Grade B	25	19.08%
Event Grade C	0	0%
Event Grade D	46	35.11%
Total Sample	131	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	A	No Compliance Findings	62
		Total Compliance Grade (A) Exceptions:	62
	B	TILA APR Test	15
		TILA Finance Charge Test	14
		TILA Right of Rescission Test	10
		Right of Rescission is Missing	7
		RESPA GFE Disclosure Date Test	5

	TILA Rescission Finance Charge Test	4
	ARM Disclosure Not Provided Within 3 Days of Application Date	3
	RESPA Originator Compensation Validation Test	2
	Right of Rescission is Not Executed	1
	Missing Final TIL	1
	Initial TIL Disclosure Date Test	1
	Disclosed APR High-Cost Threshold Exception Test	1
	Initial TIL Disclosure is Incomplete	1
	Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
	RESPA Missing re-disclosed GFE. Re-disclosure required within 3 days of change in loan terms	1
	Missing Initial Good Faith Estimate	1
	ARM Disclosure is Missing	1
	NY Subprime Home Loan Test	1
	Total Compliance Grade (B) Exceptions:	70
D	Missing Initial Good Faith Estimate	26
	Missing Final TIL	20
	Missing Initial TIL	19
	Final HUD-1 Document is Missing	7
	RESPA Missing re-disclosed GFE. Re-disclosure required within 3 days of change in loan terms	4
	HUD Settlement Statement is Partial	3
	Total Compliance Grade (D) Exceptions:	79

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.